Exhibit 10.7 - KENT (AM) 1400kHz, Broadcast License

United States of America

FEDERAL COMMUNICATIONS COMMISSION

AM BROADCAST STATION LICENSE

                                                        Authorizing Official:

Official Mailing Address:
AM RADIA 1400, INC.	Penelope A. Dade
P.O. BOX 1450	Supervisory Analyst
ST. GEORGE UT 84771	Audio Division
Media Bureau
Grant Date: October 07, 2004
Facility Id: 129732	This license expires 3:00 am local time, October 01, 2005.
Call Sign: KENT
License File Number: BL-2004O621ADA

This License Covers Permit No.: BP-20001024ACD

As Last Modified by Permit No.: BMP-20040517ADO

Subject to the provisions of the Communications Act of 1934, subsequent acts and treaties, and all regulations heretofore or hereafter made by this Commission, and further subject to the conditions set forth in this license, the licensee is hereby authorized to use and operate the radio transmitting apparatus herein described.

This license is issued on the licensee's representation that the statements contained in licensee's application are true and that the undertakings therein contained so far as they are consistent herewith, will be carried out in good faith. The licensee shall, during the term of this license, render such broadcasting service as will serve the public interest, convenience, or necessity to the full extent of the privileges herein conferred.

This license shall not vest in the licensee any right to operate the station nor any right in the use of the frequency designated in the license beyond the term hereof, nor in any other manner than authorized herein. Neither the license nor the right granted hereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934. This license is subject to the right of use or control by the Government of the United States conferred by Section 606 of the Communications Act of 1934.

Hours of Operation: Unlimited

Average hours of sunrise and sunset:

Local Standard Time (Non-Advanced)

Jan.	7:45 AM	5:30 PM	Jul.	5:15 AM	8:00 PM
Feb.	7:30 AM	6:15 PM	Aug.	5:45 AM	7:30 PM
Mar.	6:45 AM	6:45 PM	Sep.	6:15 AM	6:45 PM
Apr.	6:00 AM	7:00 PM	Oct.	6:45 AM	6:00 PM
May	5:30 AM	7:45 PM	Nov.	7:15 AM	5:15 PM
Jun.	5:15 AM	8:15 PM	Dec.	7:45 AM	5:15 PM

Name of Licensee: AM RADIA 1400, INC.

Station Location: PAROWAN, UT

Frequency (kHz): 1400

Station Class: C

Antenna Coordinates:

Day
Latitude:	N	37 Deg 48 Min	22 Sec
Longitude:	W	112 Deg 56 Min	40 Sec
Night
Latitude:	N	37 Deg 48 Min	22 Sec
Longitude:	W	112 Deg 56 Min	40 Sec

Transmitter(s): Type Accepted. See Sections 73.1660, 73.1665 and 73.1670 of the Commission's Rules.

Nominal Power (kW):	Day: 0.80	Night: 0.80
Antenna Input Power (kW):	Day: 0.80	Night: 0.80
Antenna Mode:	Day: ND	Night: ND

(DA=Directional Antenna, ND=Non-directional Antenna; CH=Critical Hours)

Current (amperes):	Day: 5.16	Night: 5.16
Resistance (ohms):	Day: 30	Night: 30

Non-Directional Antenna: Day

Radiator Height: 45.7 meters;  76.9 deg

Theoretical Efficiency: 305.28 mV/m/kw at 1km

Non-Directional Antenna: Night

Radiator Height: 45.7 meters; 76.9 deg

Theoretical Efficiency: 305.28 mV/m/kw at 1km

Antenna Registration Number(s):

Day:
	Tower No.	ASRN
	1	None	46.6

Night:
	Tower No.	ASRN
	1	None	46.6

1    The permittee/licensee in coordination with other users of the site must reduce power or cease operation as necessary to protect persons having access to the site, tower or antenna from radiofrequency electromagnetic fields in excess of FCC guidelines.

2    Permittee/Licensee shall accept such interference as may be imposed by other existing 250 watt Class C stations in the event that they are subsequently authorized to increase power to 1000 watts.

*** END OF AUTHORIZATION ***